UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2021
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________

Delaware		001-34658	80-0558025
(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification No.)

800 Main Street, 4th Floor
Lynchburg,	Virginia		24504
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-4300
 ____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting on April 30, 2021, the Company's stockholders voted on three matters. A brief description of, and the final vote result for, each matter voted on at the Annual Meeting are set forth below. Each matter is described in more detail in our Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 15, 2021.
Proposal 1: Election of nine directors to serve a one-year term expiring at the 2022 annual meeting of stockholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jan A. Bertsch	88,522,442	151,267	66,995	2,574,819
Gerhard F. Burbach	88,523,766	137,580	79,358	2,574,819
Rex D. Geveden	88,511,618	173,516	55,570	2,574,819
James M. Jaska	87,845,567	825,914	69,223	2,574,819
Kenneth J, Krieg	88,539,224	132,025	69,455	2,574,819
Leland D. Melvin	88,250,018	142,152	78,534	2,574,819
Robert L. Nardelli	88,420,892	248,635	71,177	2,574,819
Barbara A. Niland	88,515,814	151,225	73,665	2,574,819
John M. Richardson	88,542,712	119,840	78,152	2,574,819
Proposal 2: Advisory vote to approve the 2020 compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,185,531	479,088	76,085	2,574,819
Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Abstentions
91,094,900	196,337	24,286

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Thomas E. McCabe
Thomas E. McCabe
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

May 4, 2021